EXHIBIT 10.04

COLLATERAL ASSIGNMENT OF ASSET PURCHASE AGREEMENT

        THIS COLLATERAL ASSIGNMENT OF ASSET PURCHASE AGREEMENT (this “Assignment”), dated to be effective as of April ___, 2006, is by DERMA SCIENCES, INC., a Pennsylvania corporation (“Derma”), in favor of CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (“Lender”).

RECITALS

        WHEREAS, Derma has entered into that certain Asset Purchase Agreement dated January 2, 2006 with Western Medical, Inc.,  a New Jersey corporation (“Western Medical”) relating to Derma’s purchase of certain assets (the Asset Purchase Agreement, as it may be heretofore or hereafter amended, supplemented, modified and/or restated from time to time, collectively the “Acquisition Agreement”);

        WHEREAS, Derma desires to induce Lender to extend or continue the extension of certain financial accommodations (the “Loan”) to Derma and Sunshine Products, Inc., a New Jersey limited liability company (“Sunshine”; Derma and Sunshine are collectively referred to as “Borrower”), pursuant to that certain Loan Agreement dated as of January 31, 2005, by and among Lender and Borrowers (as amended, supplemented, modified and/or restated from time to time, the “Loan Agreement”), by the execution of this Assignment; and

        WHEREAS, Lender is unwilling to consent to the transactions contemplated by the Acquisition Agreement unless Derma collaterally assigns its rights under the Acquisition Documents (as defined below) to Lender to secure the Advances and all Obligations (as such terms are defined in the Loan Agreement).

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

AGREEMENT

        1.     As collateral security for all debts, liabilities, or obligations of Borrower now existing or hereafter arising under the Loan Documents, including, without limitation, the Obligations, Derma hereby assigns, transfers and sets over to Lender all of Derma’s rights, but not its obligations, under the Acquisition Agreement and other documents, agreements or instruments contemplated thereby or executed in connection therewith (collectively, with the Acquisition Agreement, the “Acquisition Documents”).  Derma hereby grants to Lender a continuing security interest in and to all of its rights in, under, and pursuant to the Acquisition Documents.

        2.     Lender shall have no obligation or duty to perform any of the obligations of Derma under the Acquisition Agreement or other Acquisition Documents, all of which shall remain the sole and exclusive duty and obligation of Derma.

        3.     The rights assigned hereunder include, and are not limited to, any and all rights and rights of enforcement regarding warranties, representations, covenants and indemnities made by Derma or Western Medical under the Acquisition Agreement and other Acquisition Documents including, but not limited to, all rights granted to Derma pursuant to any exhibits and schedules to the foregoing, and all rights, claims or causes of action against Derma or Western Medical for any breach or violation by Derma or Western Medical of the provisions of any Acquisition Agreement any other Acquisition Document.  Lender shall have the right to institute action and seek redress directly against Derma or Western Medical under any Acquisition Agreement or any other Acquisition Documents, as applicable, for any such breach or violation; provided, however, that so long as there exists no Event of Default (as defined in the Loan Agreement), Derma may enforce all of the rights, claims or causes of action which Derma may have under any Acquisition Agreement or any other Acquisition Documents, but only to the extent such enforcement is not inconsistent with Lender’s interest under this Assignment or the Loan Agreement, and provided that any proceeds received by Derma from such enforcement are applied to the Obligations.

        4.     Upon the occurrence and during the continuance of an Event of Default, Lender may enforce, either in its own name or in the name of Derma, all rights of Derma under the Acquisition Documents, including, without limitation, to (a) bring suit to enforce any rights under the Acquisition Documents, (b) compromise or settle any disputed claims as to rights under the Acquisition Documents, (c) give releases or acquittances of rights under the Acquisition Documents, or (d) do any and all things necessary, convenient, desirable or proper to fully and completely effectuate the collateral assignment of the rights under the Acquisition Documents pursuant hereto.  Derma hereby constitutes and appoints Lender or Lender’s designee as Derma’s attorney-in-fact with full power in Derma’s name, place and stead to do or accomplish any of the aforementioned undertakings and to execute such documents or instruments in the name or stead of Derma as may be necessary, convenient, desirable or proper in Lender’s reasonable discretion.  The aforementioned power of attorney shall be a power of attorney coupled with an interest and irrevocable.  If any action is brought by Lender to enforce any rights under any of the Acquisition Documents, Derma agrees to fully cooperate with and assist Lender in the prosecution thereof.  It is expressly understood and agreed, however, that Lender shall not be required or obligated in any manner to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any other action to collect or enforce the payment of any amounts which may have been assigned to Lender or to which Lender may be entitled hereunder at any time or times.

        5.     Derma and Western Medical are hereby authorized to recognize, and Derma hereby does recognize, Lender’s claims and rights hereunder without investigating any reason for any action taken by Lender or the validity or the amount of the obligations under the Loan Agreement and Loan Documents or existence of any default thereunder.

        6.     THIS ASSINGNMENT OF THE ACQUISITION AGREEMENT AND OTHER ACQUISITION DOCUMENTS SHALL BE INTERPRETED AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH APPLICABLE FEDERAL LAW AND THE INTERNAL LAWS OF THE STATE OF MARYLAND APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED THEREIN.

        7.     This Assignment may be executed by facsimile in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

        8.     This Assignment shall be binding upon Derma and Derma’s successors and assigns and shall benefit Lender and Lender’s successors and assigns, provided that Derma may not assign or transfer its rights or obligations under this Assignment or any interest herein or delegate its duties hereunder.

        9.     This Assignment may only be amended by a writing executed by Derma and Lender.

        10.     This Assignment constitutes the final and entire agreement with respect to the collateral assignment of rights under the Acquisition Agreement from Derma to Lender and any term, covenant or provision not set forth herein shall not be considered a part of this Assignment.

        IN WITNESS WHEREOF, Derma has duly executed this Assignment to be effective as of the date first written above.

DERMA SCIENCES, INC.
By:
Edward J. Quilty President and Chief Executive Officer

ACKNOWLEDGMENT AND AGREEMENT REGARDING
THE COLLATERAL ASSIGNMENT OF
ASSET PURCHASE AGREEMENT

        FOR VALUE RECEIVED, the undersigned (“Western Medical”) hereby acknowledges receipt of the foregoing Collateral Assignment of Asset Purchase Agreement (the “Assignment”) from Derma Sciences, Inc. (“Company”), to and for the benefit of CapitalSource Finance LLC (“Lender”), and acknowledges (a) the assignment by the Company of its rights to Lender and (b) that Lender may enforce any and all of Company’s rights against Company or Western Medical under the provisions of the Acquisition Documents until such time as the Obligations have been indefeasibly paid in full and the Loan Agreement has been terminated.  Capitalized terms not defined herein shall have the meaning given them in the Assignment.

        IN WITNESS WHEREOF, Western Medical has caused this Acknowledgment and Agreement to be duly executed on this ____ day of April 2006.

WESTERN MEDICAL, LTD,
By:

Name:

Title: